UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2008 (February 4, 2008)
GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

One Gaylord Drive
Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On February 4, 2008, Gaylord National, LLC (“Gaylord National”), a wholly owned subsidiary of Gaylord Entertainment Company (the “Company”), entered into Amendments Number 16, 17 and 18 (the “Amendments”) to the Agreement (as amended, the “Agreement”) between Gaylord National and Perini/Tompkins Joint Venture, dated as of May 9, 2005, relating to the construction of the Gaylord National Resort & Convention Center. The Amendments provides for a guaranteed maximum price of $741,394,328. The Agreement and the Amendments are filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated by reference herein. The descriptions of the material terms of the Agreement and the Amendments are qualified in their entirety by reference to such exhibits.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On February 7, 2008, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1 .

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On February 4, 2008, the Company’s Board of Directors appointed Maria A. Sastre to the Board. There were no arrangements or understandings between Ms. Sastre and any person pursuant to which she was elected a director. Ms. Sastre was also appointed to serve as a member of the Audit Committee of the Board of Directors.
     In connection with her appointment to the Board of Directors, Ms. Sastre received a grant of 3,000 shares of restricted stock units under the Company’s 2006 Omnibus Incentive Plan, which shares vest on the first anniversary of the date of grant.
     On February 7, 2008, the Company issued a press release announcing the appointment of Ms. Sastre to the Board (in addition to making the announcements referenced in Item 7.01 below). A copy of the press release is furnished herewith as Exhibit 99.2 .

ITEM 7.01	REGULATION FD.
     On February 7, 2008, the Company issued a press release announcing its financial results for the quarter and year ended December 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1 .
     On February 7, 2008, the Company issued a press release announcing the appointment of Ms. Sastre to the Board and the Board’s approval of a stock repurchase program. A copy of the press release is furnished herewith as Exhibit 99.2 .

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits

10.1
Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated as of May 9, 2005, relating to the construction of the Gaylord National, including certain amendments thereto (incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, Exhibit 10.2 to the Company’s Current Report on Form 8-K dated July 5, 2006, Exhibit 10.2 to the Company’s Current Report on Form 8-K dated October 31, 2006, Exhibits 10.2, 10.3 and 10.4 to the Company’s Current Report on Form 8-K dated April 18, 2007, Exhibit 10.2 to the Company’s Current Report on Form 8-K dated May 11, 2007, and Exhibit 10.2 to the Company’s Current Report on Form 8-K dated June 26, 2007).

10.2	GMP Amendment No. 16 to the Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated February 4, 2008.

10.3	GMP Amendment No. 17 to the Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated February 4, 2008.

10.4	GMP Amendment No. 18 to the Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated February 4, 2008.

99.1	Press Release dated February 7, 2008.

99.2	Press Release dated February 7, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY
Date: February 7, 2008	By:	/s/ Carter R. Todd
		Name:	Carter R. Todd
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1
Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated as of May 9, 2005, relating to the construction of the Gaylord National, including certain amendments thereto (incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, Exhibit 10.2 to the Company’s Current Report on Form 8-K dated July 5, 2006, Exhibit 10.2 to the Company’s Current Report on Form 8-K dated October 31, 2006, Exhibits 10.2, 10.3 and 10.4 to the Company’s Current Report on Form 8-K dated April 18, 2007, Exhibit 10.2 to the Company’s Current Report on Form 8-K dated May 11, 2007, and Exhibit 10.2 to the Company’s Current Report on Form 8-K dated June 26, 2007).

10.2	GMP Amendment No. 16 to the Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated February 4, 2008.

10.3	GMP Amendment No. 17 to the Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated February 4, 2008.

10.4	GMP Amendment No. 18 to the Agreement between Gaylord National, LLC and Perini/Tompkins Joint Venture, dated February 4, 2008.

99.1	Press Release dated February 7, 2008.

99.2	Press Release dated February 7, 2008.